PROMISSORY NOTE AND TERMS

Principal amount: $140.000.00
Date: November 12, 1998


         FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Maxnet, Inc. the sum of One Hundred and Forty-Three Thousand Dollars ($143,000.00). Said sum shall be paid in Thirty
(30)-Days the manner following:

            $140,000.00 + $2800.00 interest and a $200.00 origination fee.
                            Total Due - $143,000.00.

TERMS - FIVE (5%) PERCENT OF SHARES OF LUXR, INC. STOCK AT PAR VALUE


         BE IT KNOWN, the undersigned Lenny Goldberg, President - LUXR, Inc., hereby agrees to sell Five (5%) Percent of LUXR, Inc. Stock at Par Value to Maxnet, Inc.

         The shares of stock described as Five (5%) Percent of the shares of stock of LUXR, Inc. at Par Value.

Signed under seal this 12th day of November, 1998.


Lenny Goldberg, President - LUXR, Inc.



Henry Val, CEO - Maxnet, Inc.


In accordance with the laws of the State of New York.

Witnessed:


Witness


Witness